UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2019 (May 28, 2019)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 28, 2019, Navistar International Corporation (the “Company”) and one of its principal subsidiaries, Navistar, Inc. (“NI” and, together with the Company, “Navistar”), entered into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) with certain named plaintiffs to settle the putative class action lawsuits pending in the United States that were previously consolidated in the United States District Court for the Northern District of Illinois (the “Court”) as In re Navistar MaxxForce Engines Marketing, Sales Practices and Products Liability Litigation, Case No. 1:14-cv-10318 (the “U.S. Class Actions”). On May 28, 2019, plaintiffs submitted the Settlement Agreement to the Court for preliminary approval. The U.S. Class Actions allege that certain MaxxForce Advanced EGR engines are defective and that Navistar failed to disclose or correct the alleged defect.
Pursuant to the Settlement Agreement, among other things, (1) the parties will establish a non-reversionary common fund consisting of cash (the “Cash Fund”) and rebates (the “Rebate Fund”) with a total value of $135 million (the “Settlement Fund”); (2) Navistar will contribute $85 million to the Cash Fund, which will be used to pay all settlement fees and expenses, service awards, attorneys’ fees and costs, and cash payments to members of the settlement class; (3) Navistar will commit to make available rebates with a face value in the aggregate of $50 million to the Rebate Fund; and (4) the settlement class will release Navistar and its affiliates from all claims and potential claims arising from or related to the allegations in the U.S. Class Actions, except for claims for personal injury or damage to third-party property. The Settlement Agreement further provides that dollars or value remaining in either the Cash Fund or the Rebate Fund after claims are processed will be used to pay approved claims from the other fund if the other fund is oversubscribed (the “waterfall”). Any waterfall from the Rebate Fund to the Cash Fund is capped at $35 million. Finally, the Settlement Agreement states that Navistar denies all claims in the U.S. Class Actions, denies wrongdoing, liability or damage of any kind, and denies that it acted improperly or wrongfully in any way.
The Settlement Agreement is subject to approval by the Court. If the Court preliminarily approves the settlement, members of the class will be provided notice of the Settlement Agreement and an opportunity to object or opt out. Any members of the class who opt out will not receive any benefit from the Settlement Agreement or be bound by it. Depending on opt out and certain claim numbers, both Navistar and lead counsel for the class will have the option to withdraw from the Settlement Agreement. Following the notice and opportunity for objections and opt outs, the Court will schedule a fairness hearing at which the Court will determine whether the Settlement Agreement should be finally approved and whether the proposed Final Order and Judgment should be entered. If the Court grants final approval of the Settlement Agreement, and after all appellate rights have expired or have been exhausted in a manner that affirms the Final Order and Judgment, the release will be effective to all class members who do not validly opt out.
The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the complete text of the Settlement Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending July 31, 2019.
In connection with its entry into the Settlement Agreement, the Company has recorded a charge in the fiscal second quarter financial statements as of and for the three months ended April 30, 2019 in the amount of $159 million for Navistar’s expected obligations under the Settlement Agreement, as well as for current period liabilities and potential future settlements with respect to certain other MaxxForce Advanced EGR engine lawsuits that are not included in the Settlement Agreement.
Forward-Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2018. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: May 29, 2019